Glowpoint Receives Additional Time Period From NYSE American to Regain Compliance With Continued Listing Standards

DENVER, CO, January 7, 2019 - Glowpoint, Inc. (NYSE American: GLOW) (“Glowpoint” or the “Company”), a managed service provider of video collaboration and network applications, announced today that the NYSE American LLC (“NYSE American” or the “Exchange”) granted the Company an additional time period to the date of the Company’s annual meeting in May 2019 to regain compliance with the continued listing standards as set forth in Section 1003(f)(v) of the NYSE American Company Guide (the “Company Guide”). As the Company previously announced on July 11, 2018, Glowpoint received a deficiency letter (the “Letter”) from NYSE American stating that the Company was not in compliance with the Exchange’s continued listing standards. Specifically, the Letter informed the Company that the Exchange had determined that shares of the Company’s common stock had been selling for a low price per share for a substantial period of time and, pursuant to Section 1003(f)(v) of the Company Guide, the continued listing of the Company’s common stock on the Exchange was predicated on the Company effecting a reverse stock split of its common stock or otherwise demonstrating sustained price improvement within a reasonable period of time, which the Exchange determined to be no later than January 5, 2019. As previously announced on December 21, 2018, Glowpoint and SharedLabs, Inc. (“SharedLabs”), a privately held software and technology services company located in Jacksonville, Florida, entered into a definitive agreement for a merger of the companies in an all-stock transaction. Among other things, the Company’s definitive agreement with SharedLabs contemplates that the Company will effect a reverse stock split of its issued and outstanding shares of common stock prior to the closing of the merger. Subject to stockholder and required regulatory approvals, Glowpoint and SharedLabs expect to effect the reverse stock split and close the merger in the spring of 2019. In light of the proposed merger and the reverse stock split contemplated in connection with the merger, NYSE American granted Glowpoint an additional time period from January 5, 2019 to the date of the Company’s annual meeting in May 2019 to regain compliance with the listing standards.
The Company also expects that it will be required to file an initial listing application for the post-merger entity and satisfy the initial listing requirements of the Exchange in order to remain listed on the NYSE American after the closing of the merger. The initial listing requirements include, but are not limited to, standards with respect to the post-merger entity’s market value of public float, stockholders’ equity and minimum price per listed share, and there can be no assurance that such entity will satisfy these requirements.
As previously announced on July 23, 2018, the Company’s stock buyback program (the “Program”) to repurchase up to $750,000 of the Company’s common stock remains in effect and, as of the date hereof, the Company has approximately $673,000 remaining available for future purchases of the Company’s common stock under the Program. The Company has in effect a Rule 10b5-1 trading plan pursuant to which shares of the Company’s common stock are repurchased by the Company from time to time under the Program.
Additional Information and Where to Find It
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval, nor shall there be any offer or sale of such securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. This communication relates in part to a proposed business combination between Glowpoint and SharedLabs.
In connection with the proposed transaction, Glowpoint intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Glowpoint that also constitutes a prospectus of Glowpoint. Glowpoint has filed, and plans to file, other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise. Any definitive proxy statement/prospectus of Glowpoint will be mailed to stockholders of Glowpoint if and when available.
INVESTORS AND SECURITY HOLDERS OF GLOWPOINT AND SHAREDLABS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT HAVE AND MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE

DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Glowpoint and SharedLabs, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Glowpoint will also be available free of charge on Glowpoint’s website at www.glowpoint.com.
Participants in the Solicitation
Glowpoint, SharedLabs and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and executive officers of Glowpoint is available in its definitive proxy statement for its 2018 annual meeting, filed with the SEC on April 23, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Glowpoint or SharedLabs using the sources indicated above.
About Glowpoint
Glowpoint, Inc. (NYSE American: GLOW) is a managed service provider of video collaboration and network applications. Our services are designed to provide a comprehensive suite of automated and concierge applications to simplify the user experience and expedite the adoption of video as the primary means of collaboration. Our customers include Fortune 1000 companies, along with small and medium sized enterprises in a variety of industries. To learn more please visit www.glowpoint.com.
Forward looking and cautionary statements
This press release and any oral statements made regarding the subject of this release contain forward-looking statements as defined under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, that address activities that Glowpoint or SharedLabs assumes, plans, expects, believes, intends, projects, estimates or anticipates (and other similar expressions) will, could, should or may occur in the future are forward-looking statements. Glowpoint’s and SharedLabs’ actual results may differ materially from their expectations, estimates and projections, and consequently you should not rely on these forward-looking statements as predictions of future events. Without limiting the generality of the foregoing, forward-looking statements contained in this press release include statements regarding Glowpoint’s intention to regain compliance with the NYSE American’s listing standards, to retain its listing on the Exchange and to receive approval from the NYSE American for the initial listing of the post-merger entity, Glowpoint’s and SharedLabs’ intention to complete a merger of such companies, the satisfaction of the closing conditions to the merger, and the timing or success of the completion of the merger. The forward-looking statements in this press release are based on management’s current belief, based on currently available information, as to the outcome and timing of future events, and involve significant factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. Most of these factors are outside of the control of Glowpoint or SharedLabs and are difficult to predict, and include, among other things, (1) the ability of Glowpoint, prior to the merger, and the post-merger entity, after completion of the merger, to comply with continued listing requirements in order to maintain its listing status on the NYSE American; (2) the occurrence of any event, change or other circumstances that could cause the termination of the definitive merger agreement; (3) the outcome of any legal proceedings that may be instituted against Glowpoint or SharedLabs following this announcement and the pursuit of the merger contemplated by the definitive merger agreement; (4) the inability to effect the reverse stock split or complete the merger, including due to failure to obtain approval of the shareholders of Glowpoint or SharedLabs or, in the case of the merger, failure to satisfy any other conditions to closing included in the definitive merger agreement; (5) risks related to SharedLabs’ equity and debt financing conditions to closing; (6) the risk that the pursuit or execution of the business combination will disrupt current plans and operations as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the merger, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the negotiation and consummation of the business combination; (9) risks related to the disruption of the transaction to the parties and their management; (10) the effect of the announcement of the definitive merger agreement on the parties’ ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; and (11) other risks and uncertainties identified in Glowpoint’s and SharedLabs’ filings with the SEC, including in Glowpoint’s Annual Report on Form 10-K for the year ending December 31, 2017 and in other filings made by Glowpoint with the SEC from time to time, including Glowpoint’s

Quarterly Report on Form 10-Q for the three months ended September 30, 2018, and including in SharedLabs’ Form S-1 Registration Statement filed May 15, 2018 (File No. 333-224954) (including all amendments thereto) and in other filings made by SharedLabs with the SEC from time to time. The foregoing list of factors is not exclusive. Glowpoint and SharedLabs caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Any of these factors could cause Glowpoint’s and SharedLabs’ actual results and plans to differ materially from those in the forward-looking statements. Therefore, Glowpoint and SharedLabs can give no assurance that their future results will be as estimated. Glowpoint and SharedLabs do not intend to, and disclaim any obligation to, correct, update or revise any information contained herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based, other than as required by applicable law.

INVESTOR CONTACT:
Investor Relations
Glowpoint, Inc.
+1 303-640-3840
investorrelations@glowpoint.com
www.glowpoint.com